SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Earliest Event Reported
                           October 31, 1995

              Inter-Regional Financial Group, Inc.

     (Exact name of registrant as specified in its charter)



                            DELAWARE

 (State or other jurisdiction of incorporation of organization)


               1-8186                         41-1228350
      (Commission File Number)       (IRS Employer Identification
Number)

        Dain Bosworth Plaza
       60 South Sixth Street
       Minneapolis, Minnesota                 55402-4422
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (612) 371-7750

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Item 5.   OTHER EVENTS

          Reference is made to Exhibit 99 filed herewith.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99  Press release regarding a three-for-two
                      stock split to be effected in the form
                      of a 50-percent stock dividend.

                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           INTER-REGIONAL FINANCIAL GROUP, INC.
                                        Registrant


Date:   November 1, 1995         By:  Louis C. Fornetti
        ------------------            ----------------------
                                      Louis C. Fornetti
                                      Executive Vice President,
                                       Chief Financial Officer
                                         and Treasurer

                                 By:  Angela M. Chicoine
                                      -----------------------
                                      Angela M. Chicoine
                                      Vice President &
                                       Controller

      INTER-REGIONAL FINANCIAL GROUP, INC. AND SUBSIDIARIES
                        INDEX OF EXHIBITS


Exhibit No.

      99       - Press release  regarding a three-for-two stock
                 split to be effected in the form of a 50-percent stock dividend.